--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                   Form 8-K/A

                        AMENDMENT NO.1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 11, 1998

                                 ADE CORPORATION
             (Exact name of registrant as specified in its charter)


         Massachusetts                                        04-2441829
        --------------                                        ----------
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
incorporation or organization)         0-26714          Identification Number)
                                    -------------

                  80 Wilson Way, Westwood, Massachusetts 02090
                  --------------------------------------------
          (Address of principal executive offices, including area code)


                                 (781) 467-3500
              (Registrant's telephone number, including area code)


         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                           YES    X     NO
                               ------      -------

         This Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K dated June 26, 1998 is filed for the purpose of filing financial statements of Phase Shift Technology, Inc. required by Item 7(a) and the pro forma financial information required by Item 7(b).

                                TABLE OF CONTENTS


                                                                                                             Page
                                                                                                             ----
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a).       Financial Statements of Phase Shift Technology, Inc.

                  Balance Sheet as of April 30, 1998                                                          4

                  Statement of Income and Retained Earnings
                      for the Year Ended April 30, 1998                                                       5

                  Statement of Cash Flows for the Year Ended April 30, 1998                                   6

                  Notes to Financial Statements                                                               7

     (b).       Pro forma financial information required pursuant to Article 11 of Regulation S-X:

                    Unaudited Pro Forma Combined Condensed Balance Sheet as of April 30, 1998                13

                    Unaudited Pro Forma Combined Condensed Statement of Income for the
                          Year Ended April 30, 1998                                                          14

                    Unaudited Pro Forma Combined Condensed Statement of Income for the
                          Year Ended April 30, 1997                                                          15

                    Unaudited Pro Forma Combined Condensed Statement of Income for the
                          Year Ended April 30, 1996                                                          16



                    Notes to Unaudited Pro Forma Combined Condensed Financial Statements                     17


       (c)      Exhibits                                                                                     18

Signatures                                                                                                   19

Exhibit Index                                                                                                20

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholders of ADE Corporation

     In our opinion, the accompanying balance sheet and related statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Phase Shift Technology, Inc. at April 30, 1998, and the results of its operations and its cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of PST's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Boston, Massachusetts
July 27, 1998

                          PHASE SHIFT TECHNOLOGY, INC.

                                  BALANCE SHEET

                                 APRIL 30, 1998




Assets
Current assets:

    Cash and cash equivalents ....................................    $4,170,000
    Accounts receivable, less allowance for doubtful
      accounts of $100,000 .......................................     1,132,000
    Inventories ..................................................     1,640,000
    Prepaid expenses and other current assets ....................       149,000
    Deferred income taxes ........................................       348,000
                                                                      ----------
                    Total current assets .........................     7,439,000

Fixed assets, net ................................................       574,000
Other assets .....................................................        12,000
                                                                      ----------
                                                                      $8,025,000
                                                                      ----------
                                                                      ----------

Liabilities and Stockholders' Equity
Current liabilities:
    Accounts payable .............................................    $  685,000
    Customer deposits ............................................       536,000
    Accrued expenses and other current liabilities ...............       746,000
    Income taxes payable .........................................       397,000
                                                                      ----------
                    Total current liabilities ....................     2,364,000
                                                                      ----------

Stockholders' equity:
    Common stock, no par value; 25,000,000 shares authorized;
       1,000,000 issued and outstanding ..........................         1,000
    Retained earnings ............................................     5,660,000
                                                                      ----------
                                                                       5,661,000
                                                                      ----------

Commitments (Note 9) .............................................    $8,025,000
                                                                      ----------
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                          PHASE SHIFT TECHNOLOGY, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                       FOR THE YEAR ENDED APRIL 30, 1998


Revenue .......................................................      $12,435,000
Cost of revenue ...............................................        5,626,000
                                                                     -----------
          Gross profit.........................................        6,809,000
                                                                      ----------
Operating expenses:
    Research and development ..................................        1,542,000
    Marketing and sales .......................................          647,000
    General and administrative ................................          937,000
                                                                      ----------
          Total operating expenses ............................        3,126,000
                                                                      ----------
Income from operations ........................................        3,683,000
     Interest income ..........................................          115,000
                                                                      ----------
Income before provision for income taxes ......................        3,798,000
Provision for income taxes ....................................        1,478,000
                                                                      ----------

Net income ....................................................        2,320,000

Retained earnings at April 30,1997 ............................        3,340,000
                                                                      ----------
Retained earnings at April 30, 1998 ...........................      $ 5,660,000
                                                                      ----------
                                                                      ----------
Basic earnings per share ......................................      $      2.32
                                                                      ----------
                                                                      ----------
Weighted average shares outstanding ...........................        1,000,000
                                                                      ----------
                                                                      ----------




    The accompanying notes are an integral part of the financial statements.

                          PHASE SHIFT TECHNOLOGY, INC.

                            STATEMENT OF CASH FLOWS

                       FOR THE YEAR ENDED APRIL 30, 1998


Cash flows from operating activities:
    Net income ...............................................   $ 2,320,000
    Adjustments to reconcile net income to
        net cash provided by operating
        activities:
            Depreciation and amortization ....................        23,000
            Deferred income taxes ............................       (57,000)
            Changes in assets and liabilities:
                Accounts receivable ..........................       659,000
                Inventories ..................................      (931,000)
                Prepaid expenses and other current assets ....       (29,000)
                Accounts payable .............................       294,000
                Customer deposits ............................       301,000
                Accrued expenses and other current liabilities      (233,000)
                Income taxes payable .........................      (747,000)
                                                                 ------------
                    Net cash provided by operating activities      1,600,000
                                                                 ------------

Cash flows from investing activities:
    Purchases of fixed assets ................................      (540,000)
    Increase in other assets .................................        (1,000)
                                                                 ------------
                    Net cash used in investing activities ....      (541,000)
                                                                 ------------


Net increase in cash and cash equivalents ....................     1,059,000
Cash and cash equivalents, beginning of year .................     3,111,000
                                                                 ------------
Cash and cash equivalents, end of year .......................   $ 4,170,000
                                                                 ------------
                                                                 ------------

Supplemental disclosure of cash flows:

Cash paid for income taxes ...................................   $ 1,548,000


    The accompanying notes are an integral part of the financial statements.

                          PHASE SHIFT TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS

1. Nature of Business

        Phase Shift Technology, Inc. (PST") designs, manufactures, markets and services high-performance, non-contact surface metrology equipment using advanced optical interferometric technology that provides enhanced yield management for computer hard disk, semiconductor and optics manufacturers located in the United States, Japan, the Far East and Europe.

2. Summary of Significant Accounting Policies

        Revenue Recognition

        Revenue from product sales is recorded upon shipment. PST accrues for anticipated warranty costs upon shipment. Service revenue is recognized as the services are performed. PST does not provide the right to return products.

        Cash and Cash Equivalents

        PST considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. PST invests its excess cash in money market accounts. These investments are subject to minimal credit and market risks. At April 30, 1998 PST has classified its cash equivalent investments, totaling $4,001,000, as available for sale. The carrying amount of these investments approximates fair market value.

  Inventories

        Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out basis.

  Fixed Assets

        Fixed assets are stated at cost. Additions and betterments, unless of a relatively minor amount, are capitalized. Expenditures for normal maintenance and repairs are charged to expense as incurred. Depreciation is provided by use of the straight-line method over the estimated useful lives of the assets.

        Concentrations

        Credit Risk

        Financial instruments which potentially expose PST to concentration of credit risk include cash, cash equivalents and trade accounts receivable. A significant amount of PST's cash and cash equivalents are held by one financial institution. Cash accounts are insured by the Federal Deposit Insurance Corporation up to $100,000. PST does not believe that its cash and cash equivalent deposits are subject to any unusual credit risk associated with operating its business.

        Accounts receivable from three customers accounted for approximately 57% of total accounts receivable at April 30, 1998. PST performs ongoing credit evaluations of customers' financial condition, requires cash deposits from customers upon receipt of a sales order and has used letters of credit from financial institutions to secure payments, although it generally does not require collateral. PST maintains reserves for potential credit losses and such losses, in aggregate, have not exceeded management expectations.

        Suppliers

        Certain of the components and subassemblies incorporated into PSTs systems are obtained from a single source or a limited group of suppliers. PST seeks to reduce the impact from its dependence on those sole and limited source suppliers by considering alternate sources of supply, alternate designs for its products and by

                          PHASE SHIFT TECHNOLOGY, INC.
                         NOTES TO FINANCIAL STATEMENTS


2. Summary of Accounting Policies (continued)

maintaining an adequate supply of the components and subassemblies. However, the loss of one or more of the sole or limited suppliers could cause a delay in manufacturing and a potential loss of sales, which could adversely affect operating results.

        Financial Instruments

        The carrying amount of PST's financial instruments, which include cash, cash equivalents, accounts receivable, accounts payable, accrued expenses and customer deposits, approximates their fair value at April 30, 1998.

        Earnings Per Share

        In fiscal 1998, PST adopted Statement of Financial Accounting Standards No. 128 (SFAS No. 128), Earnings Per Share, which establishes standards for computing and presenting earnings per share. The new standard replaces the presentation of earnings per share as prescribed in Accounting Principles Board Opinion No. 15, Earnings Per Share, with a presentation of basic and diluted earnings per share on the face of the statement of operations. Basic earnings per share is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share is computed using the weighted average number of common shares outstanding and gives effect to all dilutive potential common shares outstanding during the period. PST did not have any dilutive potential common shares outstanding during the year ended April 30, 1998.

        Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingencies at April 30, 1998 and the reported amounts of revenues and expenses during the year then ended. Areas particularly subject to estimation include the allowance for doubtful accounts and the reserve for potential excess and obsolete inventory. Actual results could differ from those estimates.

        New Accounting Pronouncements

        In June 1997, the Financial Accounting Standards Board (the FASB) issued SFAS No. 130, "Reporting Comprehensive Income." The statement establishes standards for the reporting and display of comprehensive income and its components. Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. This standard will require that an enterprise display an amount representing total comprehensive income for the period. SFAS No. 130 will be effective for PST's fiscal year ending April 30, 1999. SFAS No. 130 requires disclosure only and will have no impact on PST's financial position or results of operations.

3. Inventories

        Inventories consist of the following:

Raw materials and purchased parts             $  961,000
Work-in-process                                  547,000
Finished goods                                   132,000
                                              ----------
                                              $1,640,000
                                              ----------
                                              ----------


4. Fixed Assets

        Fixed assets consist of the following:


                           Useful life
                            in years
                           -----------
Land                                   $505,000
Machinery and equipment        5-7      150,000
Office equipment               3-7      165,000
                                       --------
                                        820,000

Less accumulated
 depreciation and
 amortization                           246,000
                                       --------
                                       $574,000
                                       --------
                                       --------


5. Accrued Expenses and Other Current Liabilities

    Accrued expenses and other current liabilities consist of the following:

Accrued salaries, wages, vacation pay and bonuses       $ 432,000
Accrued warranty costs                                    208,000
Other                                                     106,000
                                                        ---------
                                                         $746,000
                                                        ---------
                                                        ---------


6. Export Sales and Major Customers

Revenue by geographic area is summarized as follows:

United States                       $ 7,221,000
Far East                              1,818,000
Japan                                 2,181,000
Europe                                1,215,000
                                    -----------
                                    $12,435,000
                                    -----------
                                    -----------


        For the year ended April 30, 1998, revenue from two customers totaled $2,181,000 (18%) and $1,586,000 (13%), respectively.

7. Income Taxes

        The provision for income taxes consists of:

      Current tax expense:
            Federal               $1,250,000
            State                    285,000
                                  ----------
                                   1,535,000
                                  ----------

      Deferred tax benefit:
            Federal                  (45,000)
            State                    (12,000)
                                  -----------
                                     (57,000)
                                  -----------
                                  $1,478,000
                                  -----------
                                  -----------


        The significant components of deferred tax assets and liabilities consist of the following:

Deferred tax assets:
  Accrued expenses                    $218,000
  Other current liabilities             87,000
  Bad debt reserve                      41,000
  Other                                  2,000
                                      --------
Total deferred tax assets             $348,000
                                      --------
                                      --------


        The following is a reconciliation between the amount of reported income tax expense and the amount computed using the U.S. Federal statutory rate of 35% for fiscal 1998:

Statutory federal rate                     $1,329,000
State taxes, net of federal benefit           191,000
Foreign sales corporation benefit             (17,000)
Research and development tax credits         (100,000)
Other                                          75,000
                                           -----------
                                           $1,478,000
                                           -----------
                                           -----------


        .
8. Incentive Savings and Profit Sharing Plan

        PST has an incentive savings and profit sharing plan covering substantially all employees who wish to participate and meet minimum age and service requirements. Annual Company contributions are determined by the Board of Directors and are limited to the maximum amount deductible under the Internal Revenue Code. Company contributions for fiscal 1998 were $115,000.

9. Commitments

        Operating Leases

        PST leases certain buildings and equipment under operating leases which expire through 2001. Under the terms of the leases, PST is responsible for normal maintenance, utility expenses and taxes.

        Future minimum lease payments under operating leases, including management fees, are as follows:

         Year ending April 30,
                      1999                             $113,000
                      2000                                4,000
                      2001                                4,000
                                                       --------
                       Total minimum lease payments    $121,000
                                                       --------
                                                       --------


        Total rent expense under noncancelable operating leases was approximately $81,000 for the year ended April 30, 1998.

10.  Subsequent Event

        On June 11, 1998, pursuant to an Agreement and Plan of Merger (the PST Agreement), PST merged with ADE Corporation (ADE), a Massachusetts corporation. ADE designs, manufactures, markets and services highly precise, automated measurement, defect detection and handling equipment with current applications in the production of semiconductor wafers, integrated circuits and computer disk drives. Pursuant to the PST Agreement, each outstanding share of PSTs common stock was exchanged for two shares of ADEs common stock. A total of 2,000,000 shares of ADEs common stock were issued in this transaction. This transaction has been accounted for as a pooling-of-interests. Accordingly, upon issuance of financial statements inclusive of the date of merger, all prior period financial statements will be restated as if the merger occurred at the beginning of such periods. There were no material transactions between PST and ADE prior to the PST Agreement.

        Separate results of operations for the period prior to the merger for ADE and PST were as follows:

                                   Year ended
                                 April 30, 1998
                                 (in thousands)

           Revenue:
                ADE Corporation                                         $123,265
                Phase Shift Technology                                    12,435
                                                                        --------
                Combined                                                $135,700
                                                                        --------
                                                                        --------
           Net income:
                ADE Corporation $                                          6,647
                Phase Shift Technology                                     2,320
                                                                        --------
                Combined                                                $  8,967
                                                                        --------
                                                                        --------
                Earnings per share - basic                              $   0.73
                Earnings per share - diluted                            $   0.70


Unaudited Pro Forma Financial Information

        The following unuaudited pro forma combined condensed financial statements have been prepared to give effect to the merger between a wholly-owned subsidiary of ADE Corporation (ADE) and Phase Shift Technology, Inc. (PST) (the Merger), using the pooling of interests method of accounting. Pursuant to the Merger, each outstanding share of PSTs common stock was exchanged for two shares of ADEs common stock. A total of 2,000,000 shares of ADEs common stock were issued in this transaction.

        The unaudited proforma combined condensed balance sheet as of April 30, 1998 gives effect to the merger as if it had occurred on April 30,1998 and combines the audited consolidated balance sheet of ADE and the audited balance sheet of PST as of April 30, 1998. The unaudited pro forma combined condensed statements of income combine the audited historical consolidated statement of income of ADE and the historical statement of income of PST for the year ended April 30, 1998 and the audited historical consolidated statements of income of ADE and unaudited historical statements of income of PST for the two years ended April 30, 1997 as if the merger had occurred at the beginning of the earliest period presented.

        The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations which would have actually been reported had the acquisition been consummated at the beginning of the periods presented, or which may be reported in the future. The unaudited proforma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of ADE included in PSTs Annual Report on Form 10-K for the fiscal year ended April 30, 1998.

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                                 BALANCE SHEET
                                 APRIL 30, 1998
                                 (in thousands)


                                                            Historical
                                                      ----------------------  Pro Forma
                                                         ADE         PST      Adjustments   Combined
                                                      ---------    ---------  -----------  ---------
Assets
Current assets:
    Cash and cash equivalents .....................   $  68,541    $   4,170   $    --     $  72,711
    Accounts receivable, net ......................      15,806        1,132        --        16,938
    Inventories ...................................      27,152        1,640        --        28,792
    Prepaid expenses and other current assets .....       6,424          149        --         6,573
    Deferred income taxes .........................       7,322          348        --         7,670
                                                      ---------    ---------   --------    ---------
                    Total current assets ..........     125,245        7,439        --       132,684

Fixed assets, net .................................      25,484          574        --        26,058
Deferred income taxes .............................       1,905         --          --         1,905
Investments .......................................       3,892         --          --         3,892
Intangible assets, net ............................       4,996         --          --         4,996
Restricted cash ...................................       3,808         --          --         3,808
Other assets ......................................         288           12        --           300
                                                      ---------    ---------   --------    ---------
                                                      $ 165,618    $   8,025   $    --     $ 173,643
                                                      ---------    ---------   --------    ---------
                                                      ---------    ---------   --------    ---------
Liabilities and Stockholders' Equity
Current liabilities:
    Current portion of long-term debt .............   $     434    $    --     $    --     $     434
    Accounts payable ..............................       5,009          685        --         5,694
    Accrued expenses and other current liabilities       10,526          746        --        11,272
    Customer deposits .............................        --            536        --           536
    Deferred income on sales to affiliates ........       2,511         --          --         2,511
    Income taxes payable ..........................        --            397        --           397
                                                      ---------    ---------   --------    ---------
                    Total current liabilities .....      18,480        2,364        --        20,844
                                                      ---------    ---------   --------    ---------
Long-term debt ....................................       8,613         --          --         8,613
                                                      ---------    ---------   --------    ---------
Stockholders' equity:
    Common stock and capital in excess of par value      99,175            1        --        99,176
    Retained earnings .............................      39,493        5,660        --        45,153
                                                      ---------    ---------   --------    ---------
                                                        138,668        5,661        --       144,329
    Deferred compensation .........................        (143)        --          --          (143)
                                                      ---------    ---------   --------    ---------
                                                        138,525        5,661        --       144,186
                                                      ---------    ---------   --------    ---------
                                                      $ 165,618    $   8,025   $    --     $ 173,643
                                                      ---------    ---------   --------    ---------
                                                      ---------    ---------   --------    ---------

                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT
                  OF INCOME FOR THE YEAR ENDED APRIL 30, 1998
                     (in thousands, except per share data)


                                                         Historical
                                                    -------------------  Pro Forma
                                                      ADE        PST     Adjustments  Combined
                                                    --------   --------  -----------  --------
Revenue .........................................   $123,265   $ 12,435   $    --     $135,700
Cost of revenue .................................     56,129      5,626        --       61,755
                                                    --------   --------   ---------   --------
          Gross profit ..........................     67,136      6,809        --     $ 73,945
                                                    --------   --------   ---------   --------
Operating expenses:
    Research and development ....................     26,038      1,542        --       27,580
    Purchased in-process research and development      6,100       --          --        6,100
    Marketing and sales .........................     14,991        647        --       15,638
    General and administrative ..................     12,764        937        --       13,701
                                                    --------   --------   ---------   --------
          Total operating expenses ..............     59,893      3,126        --       63,019
                                                    --------   --------   ---------   --------
Income from operations ..........................      7,243      3,683        --       10,926

Interest income, net ............................      2,232        115        --        2,347
                                                    --------   --------   ---------   --------
Income before provision for income taxes and
   equity in net loss of affiliated companies ...      9,475      3,798        --       13,273
Provision for income taxes ......................      1,823      1,478        --        3,301
                                                    --------   --------   ---------   --------
Income before equity in net loss of
    affiliated companies ........................      7,652      2,320        --        9,972

Equity in net loss of affiliated companies ......      1,005       --          --        1,005
                                                    --------   --------   ---------   --------
Net income ......................................   $  6,647   $  2,320   $    --     $  8,967
                                                    --------   --------   ---------   --------
                                                    --------   --------   ---------   --------
Basic earnings per share ........................   $   0.64   $   2.32               $   0.72
Diluted earnings per share ......................   $   0.61   $   2.32               $   0.70

Weighted average shares outstanding - basic .....     10,415      1,000       1,000     12,415
Weighted average shares outstanding - diluted ...     10,822      1,000       1,000     12,822

                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT
                  OF INCOME FOR THE YEAR ENDED APRIL 30, 1997
                     (in thousands, except per share data)


                                                     Historical
                                                -------------------   Pro Forma
                                                  ADE        PST     Adjustments  Combined
                                                --------   --------  -----------  --------
Revenue .....................................   $101,403   $  9,730   $    --     $111,133
Cost of revenue .............................     44,838      4,576        --       49,414
                                                --------   --------   --------    --------
          Gross profit ......................     56,565      5,154        --     $ 61,719
                                                --------   --------   --------    --------
Operating expenses:
    Research and development ................     17,012        677        --       17,689
    Marketing and sales .....................     13,665        836        --       14,501
    General and administrative ..............      7,446        597        --        8,043
                                                --------   --------   --------    --------
          Total operating expenses ..........     38,123      2,110        --       40,233
                                                --------   --------   --------    --------
Income from operations ......................     18,442      3,044        --       21,486

 Interest income, net .......................        329         58        --          387
                                                --------   --------   --------    --------
Income before provision for income taxes and
   equity in net loss of affiliated companies     18,771      3,102        --       21,873
Provision for income taxes ..................      5,705      1,221        --        6,926
                                                --------   --------   --------    --------
 Income before equity in net loss of
    affiliated companies ....................     13,066      1,881        --       14,947

Equity in net income of affiliated companies          99       --          --           99
                                                --------   --------   --------    --------
Net income ..................................   $ 13,165   $  1,881   $    --     $ 15,046
                                                --------   --------   --------    --------
                                                --------   --------   --------    --------
Basic earnings per share ....................   $   1.55   $   1.88               $   1.43
Diluted earnings per share ..................   $   1.48   $   1.88               $   1.38

Weighted average shares outstanding - basic .      8,501      1,000       1,000     10,501
Weighted average shares outstanding - diluted      8,880      1,000       1,000     10,880

                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT
                  OF INCOME FOR THE YEAR ENDED APRIL 30, 1996
                     (in thousands, except per share data)


                                                    Historical
                                                ----------------- Pro Forma
                                                  ADE       PST   Adjustments Combined
                                                -------   ------- ----------- -------
Revenue .....................................   $67,339   $ 5,739   $  --     $73,078
Cost of revenue .............................    31,135     2,990      --      34,125
                                                -------   -------   ------    -------
          Gross profit ......................    36,204     2,749      --     $38,953
                                                -------   -------   ------    -------
Operating expenses:
    Research and development ................     7,798       251      --       8,049
    Marketing and sales .....................    10,169       386      --      10,555
    General and administrative ..............     6,759       449      --       7,208
                                                -------   -------   ------    -------
          Total operating expenses ..........    24,726     1,086      --      25,812
                                                -------   -------   ------    -------
Income from operations ......................    11,478     1,663      --      13,141

 Interest income, net .......................       331        17      --         348
                                                -------   -------   ------    -------
Income before provision for income taxes ....    11,809     1,680      --      13,489
Provision for income taxes ..................     4,004       611      --       4,615
                                                -------   -------   ------    -------
Net income ..................................   $ 7,805   $ 1,069   $  --     $ 8,874
                                                -------   -------   ------    -------
                                                -------   -------   ------    -------
Basic earnings per share ....................   $  1.04   $  1.07             $  0.93
Diluted earnings per share ..................   $  0.98   $  1.07             $  0.89

Weighted average shares outstanding - basic .     7,502     1,000     1,000     9,502
Weighted average shares outstanding - diluted     7,938     1,000     1,000     9,938

1. Pro Forma Earnings Per Share

         The unaudited pro forma combined basic and diluted earnings per share amounts are based upon the weighted average number of common shares and potentially dilutive common shares outstanding of ADE and PST for each period, using an exchange ratio of two shares of ADE common stock for each share of PST common stock.

2. Conforming Adjustments, Intercompany Transactions and Transaction Costs

         There are no material intercompany transactions included in the unaudited pro forma combined condensed financial statements. There were no material adjustments required to conform the accounting policies of ADE and PST. Total costs associated with the merger were not material.

                                    EXHIBITS


Exhibit No.                          Description
----------- -------------------------------------------------------------------

   2 Agreement and Plan of Merger dated March 8, 1998, by and among the Registrant and Theta Acquisition Corporation and Phase Shift Technology, Inc, Including a List of All Omitted Schedules and Exhibits Thereto (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on June 26, 1998,
            File No. 0-26714.)

   4.6 Registration Rights Agreement dated May 31, 1998 (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on June 26, 1998, File No. 0-26714.)

   20 News Release Dated June 15, 1998 (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on June 26, 1998, File No. 0-26714.)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADE CORPORATION



Date: August 25, 1998                       /s/ Mark D. Shooman
                                      -----------------------------------------
                                      Mark D. Shooman
                                      Vice President and Chief Financial Officer

Date: August 25, 1998                      /s/ Robert C. Abbe
                                      -----------------------------------------
                                      Robert C. Abbe
                                      President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit No.                         Description
----------- -------------------------------------------------------------------
   2 Agreement and Plan of Merger dated March 8, 1998, by and among the Registrant and Theta Acquisition Corporation and Phase Shift Technology, Inc, Including a List of All Omitted Schedules and Exhibits Thereto (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on June 26, 1998,
            File No. 0-26714.)

   4.6 Registration Rights Agreement dated May 31, 1998 (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on June 26, 1998, File No. 0-26714.)

   20 News Release Dated June 15, 1998 (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on June 26, 1998, File No. 0-26714.)